SCHEDULE 14A
                                 (Rule 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as Premitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                HEALTHWATCH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                                HEALTHWATCH, INC.



To the Shareholders of HealthWatch, Inc.:


         PLEASE TAKE NOTICE that a Special Meeting of Shareholders of HealthWatch, Inc., will be held at 2:00 p.m. (Pacific time) on Tuesday, April 15, 1997, at the Company's offices, 2445 Cades Way, Vista, California, to consider and act upon the following matters:

         I.       To elect directors.

         II. To approve the issuance of Incentive Options for up to 500,000 shares of the Company's Common Stock pursuant to the 1995 Stock Option Plan.

         III. To transact such other business as may properly come before the meeting.

         Accompanying this Notice are a Proxy and Proxy Statement and a copy of the Company's 1996 Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission. Whether or not you expect to be present at the meeting, please sign and date the Proxy and return it to the Company. The Proxy may be revoked at any time prior to the time that it is voted. Only shareholders of record at the close of business on February 14, 1997, will be entitled to vote at the meeting.


                                  BY ORDER OF THE BOARD OF DIRECTORS
                                  Sanford L. Schwartz
                                  Chairman of the Board


March 24, 1997




                                 PROXY STATEMENT

                                HEALTHWATCH, INC.

                                 2445 Cades Way
                             Vista, California 92083

                         Special Meeting of Shareholders

                                 April 15, 1997

                                     GENERAL

         The enclosed Proxy is solicited by the Board of Directors of HealthWatch, Inc. ("HealthWatch" or the "Company"). Such solicitation is being made by mail and may also be made by directors, officers, and employees of the Company personally or by telephone. Any Proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the Proxy by filing with the Company either a written revocation or a later dated Proxy or by attendance and voting in person at the meeting. Shares represented by Proxies will be voted as specified in such Proxies, and if no choice is specified, will be voted in favor of the Board of Directors' nominees to the Board and for the issuance of Incentive Stock Options under the Company's 1995 Stock Option Plan.

         Votes cast by proxy or in person at the Special Meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the Proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. Directors will not be separately compensated for soliciting proxies. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This Proxy Statement and accompanying form of Proxy are being mailed to shareholders on or about March 24, 1997.

                            PROPOSALS OF SHAREHOLDERS

         Proposals of shareholders of the Company intended to be presented at the Company's next annual meeting of shareholders must be received by the President of the Company at the above address no later than August 17, 1997, in order for any such proposals to be included in the Company's Proxy Statement and form of Proxy relating to that meeting.

                                OUTSTANDING STOCK

         Common Stock, $.07 par value ("Common Stock"), of which there were 2,576,745 shares outstanding on the record date, constitutes the only class of outstanding voting securities issued by the Company. Each shareholder will be entitled to cast one vote for each share of Common Stock held. Votes may be cast in person or by proxy. Only shareholders of record at the close of business on February 14, 1997, will be entitled to vote at the meeting.

         The following table sets forth as of February 14, 1997, the shares of Common Stock and percentage of total shares owned by the shareholders known to beneficially own 5% of the Company's outstanding shares of Common Stock, each director and nominee for election to the Board of Directors of the Company and as to all officers and directors as a group. All persons indicated have (unless indicated to the contrary) sole or shared with spouse voting and dispositive power over such shares.


Name and Address of Beneficial
Owner, Name of Director or                      Amount
Nominee or Identity of Group               Beneficially Owned        Percentage
----------------------------               ------------------        ----------

Lindley S. Branson                            177,142(1)                 6.6%
2445 Cades Way
Vista, California  92083

Richard T. Case                                 1,928(1)                   *

Sanford L. Schwartz                            90,440(1)(2)              3.4%

Kenneth A. Selzer, M.D.                        61,408(1)                 2.3%

All Officers, Directors and Nominees
  as a Group (8 persons)                      388,317(1)                13.5%

--------------------

*  Less than one percent of shares outstanding.

(1) Includes for the following persons the number of shares set forth opposite their name which are issuable within 60 days of the date of this Proxy Statement upon exercise of outstanding stock purchase options or warrants or conversion of outstanding debentures:
         Branson--118,571 shares; Case--1,214 shares; Schwartz--58,841 shares; Selzer--57,837 shares; and all officers and directors as a group--286,242 shares.

(2) Includes shares owned by Creative Business Strategies, Inc. ("CBS"). Mr. Schwartz is an officer, director and principal shareholder of CBS.


                              ELECTION OF DIRECTORS

         Proxies returned by shareholders will be voted at the meeting, in the absence of contrary indication, in favor of the election of the following four persons as directors (each of whom, except Lindley S. Branson and Richard T. Case, were elected as directors at the Annual Meeting of Shareholders held on December 16, 1994) to hold office until the next Annual Meeting of Shareholders and thereafter until their successors have been duly elected and qualified, unless a prior vacancy shall occur by reason of their death, resignation or removal from office.

         Although management has no reason to believe that any of the nominees will be unable to serve as a director, if that contingency should occur, it is intended that the shares represented by the Proxies will be voted, in the absence of contrary indication, for any substitute nominee designated by the Board of Directors, unless the Board determines to reduce its size appropriately. Proxies will not be voted for more than four nominees to the Board of Directors.

         The nominees to the Board of Directors of the Company are as follows:


                                 Director
Name                              Since        Age      Positions With The Company
----                             --------      ---      --------------------------
Lindley S. Branson                   --        54       President and Chief Executive Officer
and Chief Financial Officer

Richard T. Case                      --        46       Nominee

Sanford L. Schwartz                1983        46       Chairman of the Board of
                                                        Directors

Kenneth A. Selzer, M.D.            1988        41       Director


         Lindley S. Branson has been President and Chief Executive and Chief Financial Officer of the Company since September 1995. Mr. Branson has been a partner with the Minneapolis, Minnesota law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A. for more than the last five years.

         Richard T. Case. Mr. Case has been President of Benchmark Associates, a business consulting firm since 1985. Mr. Case was President of PolyMedica Industries, Inc., a medical products company from May 1990 to July 1992. Mr. Case served as a director of the Company from 1990 to 1994.

         Sanford L. Schwartz. Mr. Schwartz, Chairman of the Board of Directors of the Company, has been a consultant with Creative Business Strategies, Inc., a business/development consulting firm, since July 1992. He served as Chief Executive Officer of the Company from June 1983 to September 1993. Mr. Schwartz is a director of Renaissance Entertainment Corporation.

         Kenneth A. Selzer, M.D. Dr. Selzer is President and Chief Executive Officer of Integrated Neuroscience Consortium, Inc., a trial management organization formed in September 1996; is a physician with North County Neurology Associates, a medical group, which position he has held since 1993; and a physician with the U.C.S.D. Medical Center, La Jolla, California, which position he has held since June 1993. He was a resident in neurology at Vanderbilt University from January 1991 to May 1993 and has been a general partner of La Jolla Consulting Group, a consulting firm which specializes in biomedical products, biotechnology and health care services, since January 1989.

         During fiscal 1996, the Board of Directors met eight times. All directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during fiscal 1996 during the period for which they were directors. There are no committees of the Board of Directors.

Certain Filings

         On May 1, 1991, comprehensive new rules promulgated by the Securities and Exchange Commission relating to the reporting of securities transactions by directors and officers became effective. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the two fiscal years ended June 30, 1996, all required reports were timely filed, except that Annette Agner, Controller of the Company, was ten month's late in reporting a stock grant declared in December 1993 and Ms. Agner and William Bevan, formerly Vice President Sales and Marketing, were three months late in filing reports regarding stock options granted in fiscal 1994.


                  INFORMATION CONCERNING DIRECTORS AND OFFICERS

Compensation

         The following table sets forth, on an accrual basis, the aggregate cash compensation paid by the Company and its subsidiaries during the three fiscal years ended June 30, 1996, to the Company's President and Chief Executive Officer, former President and Chief Executive Officer and Chairman of the Board of Directors. No officer or director of the Company received compensation of $100,000 or more in fiscal 1996.


Name and Principal          Fiscal                                     Options          Restricted         All Other
Position                     Year         Salary         Bonus     (No. of Shares)     Stock Awards       Compensation
--------                    ------       --------        -----     ---------------     ------------       ------------
Lindley S. Branson          1996         $54,000          --         18,571shs.              --                  --
 President and CEO          1995              --          --             --                  --                  --
                            1994              --          --             --                  --                  --

John D. Greenbaum,          1996         $49,405          --          1,429shs.           4,286shs.              --
 President and CEO          1995        $101,207          --          3,571shs.(1)           --              $6,818
                            1994        $150,000          --             --                  --              $7,200

Sanford L. Schwartz,        1996        $ 36,247(2)       --             --                  --                  --
  Chairman of the           1995        $ 33,250(2)       --         11,035shs.(1)       35,714shs.(2)           --
  Board of Directors        1994        $ 25,000(2)       --             --               2,142shs.              --

-----------------

(1) Includes for Messrs. Greenbaum and Schwartz, 3,928 and 3,892 shares, respectively, subject to previously granted options which were repriced during the fiscal year.

(2) Includes amounts paid to Creative Business Strategies, Inc. Mr. Schwartz is an officer, director and principal shareholder of CBS. The fair market value as of the date of grants of the shares of Common Stock subject to the stock awards were $81,000 in 1995 and $26,250 in 1994.

         During fiscal 1995, Kenneth A. Selzer, M.D., a director of the Company, received a stock award of 3,571 shares of Common Stock (fair market value at date of grant of $9,500) and was granted options for 10,714 shares of Common Stock in consideration for services rendered both as a director and as a consultant to the Company. Dr. Selzer's outstanding stock options were also repriced during the year. The foregoing table does not include the following options granted in December 1996: Mr. Branson--250,000 shares; Mr. Schwartz--100,000 shares; and Dr. Selzer--100,000 shares. All such options were at an exercise price of $2.0625 per share, the fair market value for the Company's Common Stock on the date the options were granted.

STOCK BASED COMPENSATION

         The Company has a 1989 Incentive Stock Option Plan and 1993 and 1995 Stock Option Plans ("the Plans") for its key employees directors and consultants to purchase shares of the Company's Common Stock. The Plans provide that the purchase price of the shares covered by incentive stock options may not be less than the fair market value of the shares on the date the option was granted. Nonstatutory stock options granted can be granted at exercise prices of 85% or more of the fair market value of the Company's Common Stock on the date of grant. To date, all options granted under the Plans have been at exercise prices equal to the fair market value of the Common Stock on the date the Company agreed to grant the options.

         The Company has, from time to time, also provided nonstatutory stock options outside of the Plans to directors, officers and consultants and has awarded stock grants to officers, directors, employees and consultants in consideration for services. These nonstatutory options generally have had a term of three to five years and have had exercise prices equal to the fair market value of the Company's Common Stock on the date the options were granted. At February 14, 1997, the Company had an aggregate of 2,104,275 shares reserved under the Plans and its 1995 Stock Bonus and Salary Deferral Plan, including an aggregate of 1,649,562 shares reserved for issuance pursuant to outstanding stock options under the Plans.

DIRECTORS' REPORT. On May 1, 1995, the Board of Directors unanimously approved repricing all outstanding stock options held by current employees and directors of the Company (a total of 22,456 shares), including 3,928, 3,892 and 5,250 shares subject to options held by John D. Greenbaum, Sanford L. Schwartz and Kenneth A. Selzer, M.D., respectively, all of whom were directors of the Company. Mr. Greenbaum was also President and Chief Executive Officer of the Company at the time of such action. It was the Board of Directors' opinion that the repricing of these options was appropriate in view of the Company's inability to provide adequate cash compensation, particularly to its officers and directors, due to the Company's lack of working capital. On May 1, 1995, John D. Greenbaum was being paid a salary of $4,167 per month, which represented a substantial reduction in the $12,500 per month salary he was to have been paid pursuant to his employment agreement with the Company, and the Company had an accrued obligation of $43,161 to Sanford L. Schwartz and an affiliated company which was then past due.

         The following table shows option grants during fiscal 1996 to the named executive officers of the Company. Reference is also made to the information included above under "Compensation."


                                Options Granted       Percent of Total        Exercise        Expiration
             Name               in Fiscal 1996         Options Granted          Price            Date
 ------------------------     ------------------    --------------------     ----------     --------------
 Lindley S. Branson               18,571 shs.              14.8%                $3.29       12/11/00

 John D. Greenbaum                 1,429 shs.               1.1%                $3.29       2/6/97

 Sanford L. Schwartz                None                    -                    -          -


         The following table shows the number of options exercised during fiscal 1996 and the 1996 fiscal year-end value of the options held at the end of the fiscal year by the named executive officer and by the groups indicated.

                                                                                    Value of Unexercised
                         Shares Acquired on    Number of Unexercised Options at     in-the-money Options
                              Exercise                   June 30, 1996                at June 30, 1996
           Name              of Options            Exercisable/Unexercisable      Exercisable/Unexercisable
           ----              ----------            -------------------------      -------------------------
Lindley S. Branson              None                    18,571/-0- shs.                   $-0-/$-0-
John D. Greenbaum               None                    5,000/-0- shs.                   $ -0-/$-0-
Sanford L. Schwartz             None                   6,472/4,564 shs.               $ 21,422/$15,107


      APPROVAL OF INCENTIVE STOCK OPTIONS UNDER THE 1995 STOCK OPTION PLAN

Background and Purpose

         Because of the limited number of shares remaining under the Company's current option plans for grants of stock options for Company employees and consultants, the Board of Directors adopted on December 8, 1995, the 1995 Stock Option Plan ("1995 Plan"). The purpose of the 1995 Plan is to provide a means to attract and retain competent personnel and to provide to participating officers, directors, employees and consultants long-term incentive for high levels of performance and for unusual efforts to improve the financial performance of the Company and its subsidiaries. The Board believes that it is in the Company's and its shareholders' best interest to provide to such persons, through the granting of stock options, an opportunity to participate in the appreciation and value of the Common Stock of the Company. The 1995 Plan provides for the grant of either incentive or nonstatutory options. The following description of the primary features of the 1995 Plan is qualified in all respects by reference to the full test of the 1995 Plan.

Eligibility and Administration

         Employees and consultants of the Company and its subsidiaries, including officers and directors, are eligible to receive options granted under the 1995 Plan. The 1995 Plan authorizes the granting of options to purchase up to 2,000,000 shares of Common Stock, including Incentive Options for up to 500,000 shares. The shares subject to the options will generally be made available from authorized but unissued shares.

         The 1995 Plan will be administered by the full Board of Directors or a committee ("Committee") of the Board of Directors. The Company, if appointed, will have full authority to award options under the 1995 Plan, to establish the terms of the option agreements, and to take all other action deemed appropriate for administration of the Plan.

Incentive and Nonstatutory Options

         The 1995 Plan provides both for incentive stock options ("Incentive Options") for up to an aggregate of 500,000 shares of the Company's Common Stock specifically tailored to the provisions of the Code and for options not qualifying as Incentive Options ("Nonstatutory Options"). Options are designated as Incentive Options for Nonstatutory Options by the Committee when granted. In the event that shareholders do not approve the issuance of up to 500,000 shares of the Company's Common Stock pursuant to the exercise of Incentive Options granted under the 1995 Plan, all options granted under the 1995 Plan will be Nonstatutory Options. The use of the term "option" herein shall mean both Incentive Options and Nonstatutory Options.

         To obtain certain tax benefits, the 1995 Plan establishes special rules for Incentive Options, including the requirement that such Incentive Options may be granted to an individual only for shares having a maximum aggregate fair market value not exceeding $100,000 (valued at the time of grant) for any year in which such shares first become available for purchase through the exercise of such Incentive Options. The option price per share for Incentive Options must not be less than the fair market value per share of the Common Stock on the date of grant.

         Some restrictions also apply to Nonstatutory Options granted under the 1995 Plan as a result of the application of tax rules limiting the deductibility of certain compensation paid to "named executive officers." These rules are discussed more fully below in the section entitled Federal Income Tax Consequences.

Terms and Conditions of Options

         Except as described above, the 1995 Plan generally does not specify the terms and conditions of options to be granted under the Plan. Under the Company's current options, options generally become exercisable in three cumulative annual installments of 33-1/3 percent of the total number of shares covered thereby and are awarded with an exercise price equal to the fair market value of the Common Stock on the date of grant. Under the 1995 Plan, no option may be exercised later than 10 years from the date of the grant. Payment for shares purchased upon the exercise of an option must be made in cash, in shares of the outstanding Common Stock, or in a combination of cash and shares.

         Unless otherwise determined by the Board of Directors or the Committee, if appointed, options granted under the 1995 Plan may not be assigned and, during the lifetime of the optionee, may be exercised only by him or her. If an optionee's employment is terminated for cause, as defined in the 1995 Plan, any options shall terminate immediately. Unless otherwise determined by the Board of Directors or the Committee, if appointed, if an optionee ceases to be employed by the Company for any other reason other than death or disability, the option may be exercised, subject to the expiration date of the option, for three months after such termination, but only to the extent it was exercisable on the date of termination. If employment is terminated because of death or disability, the option may be exercised (subject to the expiration date of the option) for up to one year after such termination, but only to the extent it was exercisable on the date of death or disability.

Modification and Termination

         The 1995 Plan provides for adjustment in the number and class of shares subject to the 1995 Plan and to the option rights and the exercise prices of such option rights granted thereunder, in the event of stock dividends, stock splits, reverse stock splits, recapitalization, reorganization, certain mergers, consolidation, acquisition or other changes in the capital structure of the Company.

         The 1995 Plan will terminate on December 7, 2005. In addition, the Board of Directors may, at any time, terminate the 1995 Plan or amend it except with respect to certain matters for which shareholder approval is required under the Code. No amendment or termination of the 1995 Plan by the Board of Directors may adversely affect any option previously granted under the 1995 Plan without the consent of the optionee.

Merger, Consolidation and Change in Control

         The 1995 Plan provides that in the event of a Company dissolution or liquidation or a merger or consolidation in which the Company is not the surviving Corporation, the options will terminate. In the event of such a merger or consolidation, the optionee must be offered either a substitute option with terms and conditions which will substantially retain the optionee's rights or the right to fully exercise the option prior to the merger or consolidation.

Federal Income Tax Consequences

         The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the 1995 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

         In general, an optionee will be subject to tax at the time a Nonstatutory Option is exercised (but not at the time of grant), and he or she will include in ordinary income in the taxable year in which he or she exercises a Nonstatutory Option an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise, and the Company will generally be entitled to deduct such amount for federal income tax purposes except as such deductions may be limited by the Revenue Reconciliation Act of 1993 ("1993 Tax Act"), described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain or loss depending on whether the shares have been held for the then-required holding period.

         In general, an optionee will not be subject to tax at the time an Incentive Option is granted or exercised. Upon disposition of the shares acquired upon exercise of an Incentive Option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the optionee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. If the optionee disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the shares on the date the Incentive Option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an Incentive Option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by the 1993 Tax Act.

         If the optionee pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. However, if such exercise is effected using shares previously acquired through the exercise of an Incentive Option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

         Commencing with the Company's 1995 fiscal year, the federal income tax deduction that the Company may take for otherwise deductible compensation payable to executive officers who, on the last day of the fiscal year, are treated as "named executive officers" in the Company's Proxy Statement for such year will be limited by the 1993 Tax Act to $1,000,000. Under the provisions of the 1993 Tax Act, the deduction limit on compensation will apply to all compensation, except compensation deemed under the 1993 Tax Act to be "performance-based" and certain compensation related to retirement and other employee benefit plans. Compensation related to the 1995 Plan generally will not be deemed to be performance-based for purposes of the 1993 Tax Act. The 1993 Tax Act also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based, including rules which require that in the case of compensation paid in the form of stock options, the option price be not less than the fair market value of the stock at date of grant and that the plan under which the options are granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee. Since shareholders are not being asked to approve the shares which may be issued pursuant to the exercise of Nonstatutory Options, awards of Nonstatutory Options under the 1995 Plan will not satisfy such requirements, and accordingly, the Company may be limited in the deductions it may take with respect to such awards under the 1995 Plan.

Approval of the Shares Subject to Incentive Stock Options Under the 1995 Plan

         Shareholders are not being asked to approve the reservation of the full number of shares subject to the 1995 Plan, but only to approve the granting of Incentive Options for up to an aggregate of 500,000 shares under the 1995 Plan. If shareholders do not approve the granting of Incentive Options for up to 500,000 shares under the 1995 Plan, all options granted under the 1995 Plan will be Nonstatutory Options. Approval of the granting of Incentive Options for up to 500,000 shares under the 1995 Plan requires the favorable vote of a majority of the shares present or represented and entitled to vote at the Special Meeting. Unless otherwise instructed by the shareholder, the shares represented by the enclosed proxy will be voted for approval of the granting of Incentive Options for up to 500,000 shares under the 1995 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE GRANTING OF INCENTIVE OPTIONS FOR UP TO 500,000 SHARES UNDER THE 1995 STOCK OPTION PLAN.

                              INDEPENDENT AUDITORS

         Silverman Olson Thorvilson & Kaufmann Ltd. has served as the Company's independent auditors since the Company's formation in 1983. The Company does not expect that a representative of Silverman Olson Thorvilson & Kaufmann Ltd. will be present at the meeting.

                                  OTHER MATTERS

         Management does not intend to bring before the meeting any business other than as set forth in this Proxy Statement and has not been informed that any other business is to be presented to the meeting. If any matters other than those referred to above should properly come before the meeting, however, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

         Please sign and return promptly the enclosed Proxy in the envelope provided. The signing of a Proxy will not prevent your attending the meeting and voting in person.


                                     By Order of the Board of Directors
                                     Sanford L. Schwartz
                                     Chairman of the Board

March 24, 1997



                                HEALTHWATCH, INC.

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 15, 1997


        The undersigned shareholder of HealthWatch, Inc. (the "Company") hereby appoints Sanford L. Schwartz and Lindley S. Branson or either of them, as attorneys, agents and proxies of the undersigned with full power of substitution in each of them, to vote in the name and on behalf of the undersigned at the Special Meeting of Shareholders of the Company to be held on April 15, 1997, and at all adjournments thereof, all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present, with the powers the undersigned would possess if personally present.


      I.  GRANT     [ ]    Authority to vote for election of Lindley S. Branson,
                           Richard T. Case, Sanford L. Schwartz and Kenneth A.
                           Selzer, M.D. to serve as directors. You may withhold
          WITHHOLD  [ ]    authority to vote for a nominee by lining through his
                           name.

        (The Board of Directors recommends that you GRANT authority to vote for the election of directors.)


     II.  FOR       [ ]     Approval of the issuance of Incentive Stock Options
          AGAINST   [ ]     for up to 500,000 shares of the Company's Common
          ABSTAIN   [ ]     Stock pursuant to the 1995 Stock Option Plan.

            (The Board of Directors recommends that you vote FOR this proposal.)


    III. In their discretion, upon such other business as may properly come before the meeting;


all as set out in the Notice of Special Meeting of Shareholders and Proxy Statement dated March 24, 1997, receipt of which is hereby acknowledged.


                  (Continued, and to be SIGNED, on other side)


                           (Continued from other side)

        ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR THE DIRECTORS AND FOR THE INCENTIVE STOCK OPTIONS UNDER THE 1995 STOCK OPTION PLAN, ALL AS SET FORTH IN THE PROXY STATEMENT.

        Both of said attorneys or their substitutes who shall be present and act, or if only one shall attend, then that one, shall have and may exercise all the powers of said attorneys hereunder.

                                       Dated: __________________________________
                                                   (Please insert date)

                                        ________________________________________
                                                      (Signature)


                                        ________________________________________
                                                (Joint Owner's Signature)



                                        [Signature(s) should agree with
                                        stenciled name(s).] When signing as
                                        attorney, guardian, executor,
                                        administrator or trustee, please give
                                        title. If the signer is a corporation,
                                        please give the full corporate name and
                                        sign by a duly authorized officer,
                                        showing his title. EACH joint owner is
                                        requested to sign.



                 PLEASE EXECUTE AND RETURN THIS PROXY PROMPTLY.
                      YOUR COOPERATION WILL BE APPRECIATED.